Washington, D.C. 20549

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                                    FORM 8-k

                                 Current report

                     Pursuant to Section 13 or 15(d) of the

                         Securities exchange Act of 1934

Date of Report (Date of earliest event reported):  April 11, 2007


                              EDD HELMS GROUP, INC.
                           (Formerly Hotelecopy, Inc.)
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               (Exact name of registrant as specified in charter)

       Florida                        0-17978                    59-2605868
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(State or other jurisdiction       (Commission                 (IRS Employer
  of Incorporation)                File Number)             Identification No.)

17850 N.E. 5TH AVENUE, MIAMI, FLORIDA                                33162
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:       (305)653-2520
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


ITEM 8.01.        OTHER EVENTS.

The Board of Directors of Edd Helms Group, Inc. has authorized the creation of a new wholly owned subsidiary, Edd Helms Electric, LLC . The electrical contracting and service work of Edd Helms Group, Inc. will be transferred to this new subsidiary leaving Edd Helms Group, Inc. as a holding company owning all of the equity interest in Edd Helms Electric, LLC, Edd Helms Air Conditioning, Inc., Edd Helms Marine Air Conditioning and Refrigeration, LLC, Data Telecom, Inc. and EH Showrooms, LLC.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     EDD HELMS GROUP, INC.



Date:  April 16, 2007                  By:/s/ Dean Goodson
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                                      Name:    Dean Goodson